                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K



                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 12, 2004



                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
             (Exact name of registrant as specified in its charter)



          DELAWARE                    333-86366                 13-3411414
(State or other Jurisdiction         (Commission             (I.R.S. Employer
       Incorporation)                File Number)         Identification Number)

                              ---------------------

                               383 Madison Avenue
                            New York, New York 10179
                          (principal executive offices)
                                 (212) 272-2000

Item 5.   Other Events.

                  Attached as exhibits are Structural Term Sheets and Collateral Term Sheets (as defined in the no-action letter issued by the staff of the Securities and Exchange Commission (the "Commission") on February 17, 1995, to the Public Securities Association) furnished to the Registrant by Bear, Stearns & Co. Inc. and Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") in respect of the Registrant's proposed offering of Class A-1, Class A-2, Class A-3, Class A-4, Class B, Class C, Class D and Class E Certificates of the Commercial Mortgage Pass-Through Certificates, Series 2004-TOP14 (the "Offered Certificates").

                  The Offered Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Offered Certificates will be registered pursuant to the Act under the Registrant's Registration Statement on Form S-3 (No. 333-86366) (the "Registration Statement"). The Registrant hereby incorporates the Structural Term Sheets and Collateral Term Sheets by reference in the Registration Statement.

                  The Structural Term Sheets and Collateral Term Sheets were prepared solely by the Underwriters, and the Registrant did not prepare or participate in the preparation of the Structural Term Sheets and Collateral Term Sheets.

Item 7.   Financial Statements and Exhibits.

          (c)     Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                    Description
-----------                    -----------
(99.1)                         Structural and Collateral Term Sheet prepared by Bear, Stearns & Co.
                               Inc. and Morgan Stanley & Co. Incorporated in connection with Bear
                               Stearns Commercial Mortgage Securities Inc., Commercial Mortgage
                               Pass-Through Certificates, Series 2004-TOP14, Class A-1, Class A-2,
                               Class A-3, Class A-4, Class B, Class C, Class D and Class E
                               Certificates.

(99.2)                         Structural and Collateral Term Sheet prepared by Bear, Stearns & Co.
                               Inc. and Morgan Stanley & Co. Incorporated in connection with Bear
                               Stearns Commercial Mortgage Securities Inc., Commercial Mortgage
                               Pass-Through Certificates, Series 2004-TOP14, Class A-1, Class A-2,
                               Class A-3, Class A-4, Class B, Class C, Class D and Class E
                               Certificates.

(99.3)                         Structural and Collateral Term Sheet prepared by Bear, Stearns & Co.
                               Inc. and Morgan Stanley & Co. Incorporated in connection with Bear
                               Stearns Commercial Mortgage Securities Inc., Commercial Mortgage
                               Pass-Through Certificates, Series 2004-TOP14, Class A-1, Class A-2,
                               Class A-3, Class A-4, Class B, Class C, Class D and Class E
                               Certificates.

(99.4)                         Collateral Term Sheets prepared by Bear, Stearns & Co. Inc. and Morgan
                               Stanley & Co. Incorporated in connection with Bear Stearns Commercial
                               Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates,
                               Series 2004-TOP14, Class A-1, Class A-2, Class A-3, Class A-4, Class B,
                               Class C, Class D and Class E Certificates.

(99.5)                         Collateral Term Sheet prepared by Bear, Stearns & Co. Inc. and Morgan
                               Stanley & Co. Incorporated in connection with Bear Stearns Commercial
                               Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates,
                               Series 2004-TOP14, Class A-1, Class A-2, Class A-3, Class A-4, Class B,
                               Class C, Class D and Class E Certificates.


(99.6)                         Collateral Term Sheet prepared by Bear, Stearns & Co. Inc. and Morgan
                               Stanley & Co. Incorporated in connection with Bear Stearns Commercial
                               Mortgage Securities Inc., Commercial Mortgage Pass-Through
                               Certificates, Series 2004-TOP14, Class A-1, Class A-2, Class A-3,
                               Class A-4, Class B, Class C, Class D and Class E Certificates.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 13, 2004

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.


By: /s/ Michael Forastiere
    -------------------------
    Name:  Michael Forastiere
    Title: Vice President

                                INDEX TO EXHIBITS

EXHIBIT NUMBER                           DESCRIPTION                                 PAPER (P) OR ELECTRONIC (E)
Exhibit No. 99.1                         Structural and Collateral Term Sheet                     E
                                         prepared by Bear, Stearns & Co. Inc.
                                         and Morgan Stanley & Co.
                                         Incorporated in connection with Bear
                                         Stearns Commercial Mortgage
                                         Securities Inc., Commercial Mortgage
                                         Pass-Through Certificates, Series
                                         2004-TOP14, Class A-1, Class A-2,
                                         Class A-3, Class A-4, Class B, Class
                                         C, Class D and Class E Certificates.

Exhibit No. 99.2                         Structural and Collateral Term Sheet                     E
                                         prepared by Bear, Stearns & Co. Inc.
                                         and Morgan Stanley & Co.
                                         Incorporated in connection with Bear
                                         Stearns Commercial Mortgage Securities
                                         Inc., Commercial Mortgage Pass-Through
                                         Certificates, Series 2004-TOP14, Class
                                         A-1, Class A-2, Class A-3, Class A-4,
                                         Class B, Class C, Class D and Class E
                                         Certificates.

Exhibit No. 99.3                         Structural and Collateral Term Sheet                     E
                                         prepared by Bear, Stearns & Co. Inc.
                                         and Morgan Stanley & Co.
                                         Incorporated in connection with Bear
                                         Stearns Commercial Mortgage Securities
                                         Inc., Commercial Mortgage Pass-Through
                                         Certificates, Series 2004-TOP14, Class
                                         A-1, Class A-2, Class A-3, Class A-4,
                                         Class B, Class C, Class D and Class E
                                         Certificates.

Exhibit No. 99.4                         Collateral Term Sheets prepared by                       E
                                         Bear, Stearns & Co. Inc. and Morgan
                                         Stanley & Co. Incorporated in


                                       5


                                         connection with Bear Stearns
                                         Commercial Mortgage Securities Inc.,
                                         Commercial Mortgage Pass-Through
                                         Certificates, Series 2004-TOP14,
                                         Class A-1, Class A-2, Class A-3,
                                         Class A-4, Class B, Class C, Class D
                                         and Class E Certificates.

Exhibit No. 99.5                         Collateral Term Sheet prepared by Bear,                  E
                                         Stearns & Co. Inc. and Morgan Stanley &
                                         Co. Incorporated in connection with
                                         Bear Stearns Commercial Mortgage
                                         Securities Inc., Commercial Mortgage
                                         Pass-Through Certificates, Series
                                         2004-TOP14, Class A-1, Class A-2, Class
                                         A-3, Class A-4, Class B, Class C, Class
                                         D and Class E Certificates.


Exhibit No. 99.6                         Collateral Term Sheet prepared by Bear,                  E
                                         Stearns & Co. Inc. and Morgan Stanley &
                                         Co. Incorporated in connection with
                                         Bear Stearns Commercial Mortgage
                                         Securities Inc., Commercial Mortgage
                                         Pass-Through Certificates, Series
                                         2004-TOP14, Class A-1, Class A-2, Class
                                         A-3, Class A-4, Class B, Class C, Class
                                         D and Class E Certificates.









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